EXHIBIT 10.1
                                                                    ------------



                               FIRST AMENDMENT TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

         This FIRST AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT, dated as of June 6, 2005 (this "AMENDMENT"), is by and among (a) EMMIS OPERATING COMPANY (the "BORROWER"), an Indiana corporation, (b) EMMIS COMMUNICATIONS CORPORATION (the "PARENT"), an Indiana corporation, (c) the lending institutions listed on Schedule 1 to the Credit Agreement, as defined below, (together with any institution that becomes a lender pursuant to ss.15 or ss.17 of the Credit Agreement, the "LENDERS"), (d) BANK OF AMERICA, N.A., as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT"), (e) GOLDMAN SACHS CREDIT PARTNERS L.P., as syndication agent for the Lenders (in such capacity, the "SYNDICATION AGENT"), and (f) WACHOVIA BANK, N.A., DEUTSCHE BANK SECURITIES INC., and CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH, as co-documentation agents for the Lenders (in such capacity, each a "CO-DOCUMENTATION AGENT" and collectively, the "CO-DOCUMENTATION AGENTS"). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

         WHEREAS, the Borrower, the Parent, the Lenders and the Agents are parties to that certain Revolving Credit and Term Loan Agreement, dated as of May 10, 2004 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the "CREDIT AGREEMENT"), pursuant to which the Lenders have made loans and otherwise extended credit to the Borrower on the terms and subject to the conditions set forth therein;

         WHEREAS, the Borrower, the Parent, the Lenders and the Agents have agreed to modify certain terms and conditions of the Credit Agreement as specifically set forth in this Amendment;

         NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Parent, the Lenders and the Agents hereby agree as follows:

         SECTION 1.  AMENDMENTS TO SECTION 1.1 OF THE CREDIT AGREEMENT.

         (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following new SUBCLAUSE (A)(V) immediately after SUBCLAUSE (A)(IV) in the definition of "Consolidated Operating Cash Flow":

                     "PLUS, (v) to the extent deducted in the calculation of Consolidated Net Income (or Deficit) for such period, transaction costs and expenses incurred in connection with the issuance of the HoldCo Floating Rate Notes, the 2005 ECC Stock Tender Offer and any amendments to the Credit Agreement in connection therewith".

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                                      -2-


         (b) Section 1.1 of the Credit Agreement is hereby further amended by adding the following to the end of the definition of "Consolidated Total Interest Expense":

                     "In addition to the foregoing and solely for purposes of determining Consolidated Total Interest Expense with respect to ss.ss.11.3 and 11.4 hereof, for the Reference Periods ending on the last day of the first three fiscal quarters ending after the First Amendment Effective Date, Consolidated Total Interest Expense shall be an amount equal to the product of Consolidated Total Interest Expense for the fiscal quarters in such Reference Period which ended after the First Amendment Effective Date, multiplied by a fraction whose numerator is four (4) and whose denominator is such actual number of fiscal quarters ending since the First Amendment Effective Date."

         (c) Section 1.1 of the Credit Agreement is hereby further amended by deleting CLAUSE (I) appearing in the definition of "HoldCo Corporate Overhead Expenses" and restating such CLAUSE (I) as follows:

                     "(i) fees payable to the trustee under the Senior Discount
         Note Indenture and the HoldCo Floating Rate Note Indenture".

         (d) Section 1.1 of the Credit Agreement is hereby further amended by deleting the definition of "Net Cash Sale Proceeds" and restating it as follows:

                     "NET CASH SALE PROCEEDS. In respect of any Asset Sale or Asset Swap, the gross cash proceeds received by the Parent or any of its Subsidiaries, or in respect of any sale of TV Assets by an Excluded Subsidiary, the gross cash proceeds received by such Excluded Subsidiary, MINUS, in each case, the sum of (a) all reasonable out-of-pocket fees, commissions and other reasonable and customary direct expenses actually incurred in connection with such Asset Sale or Asset Swap or sale of TV Assets, including the amount of any transfer or documentary taxes required to be paid by such Person in connection with such Asset Sale or Asset Swap or sale of TV Assets, PLUS (b) the aggregate amount of cash so received by such Person which is required to be used to retire (in whole or in part) any Indebtedness (other than under the Loan Documents) of such Person permitted by this Credit Agreement that was secured by a lien or security interest permitted by this Credit Agreement (for purposes of determining whether Indebtedness and related liens were permitted by this Credit Agreement with respect to Indebtedness of an Excluded Subsidiary and related liens, Indebtedness of an Excluded Subsidiary and related liens shall not be deemed permitted unless such Indebtedness and related liens would have been permitted by this Credit Agreement had such Excluded Subsidiary been a Subsidiary) having priority over the liens and security interests (if any) of the Administrative Agent (for the benefit of the Administrative Agent and the Lenders) with respect to such assets transferred and which is required to be repaid in whole or in part (which repayment, in the case of any other revolving credit arrangement or multiple advance arrangement, reduces any commitment thereunder) in

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                                      -3-


         connection with such Asset Sale or Asset Swap or sale of TV Assets, PLUS (c) any cash reserve in an amount reasonably determined by the Borrower to be necessary in connection with indemnification obligations or potential post-closing purchase price adjustments relating to such Asset Sale or Asset Swap or sale of TV Assets so long as the Administrative Agent holds such cash reserve amount as cash collateral pursuant to ss.4.6 hereof (unless held by an Excluded Subsidiary in the case of a sale of TV Assets contributed to an Excluded Subsidiary in accordance with ss.10.3(k)) and the Borrower provides to the Administrative Agent an accounting of such proceeds reasonably satisfactory to the Administrative Agent. If the Parent or any of its Subsidiaries or an Excluded Subsidiary receives any promissory notes or other instruments as part of the consideration for such Asset Sale or Asset Swap or if payment in cash of any portion of the consideration for such Asset Sale or Asset Swap or sale of TV Assets is otherwise deferred or if the amount previously held as a cash reserve for indemnification obligations or purchase price adjustments is reduced, Net Cash Sale Proceeds shall be deemed to include any cash payments in respect of such notes or instruments or otherwise deferred portion of such consideration when and to the extent received by such Person."

         (e) Section 1.1 of the Credit Agreement is hereby further amended by adding the following new definitions in the appropriate alphabetical order:

                     "FIRST AMENDMENT EFFECTIVE DATE. The date on which the conditions set forth in ss.13 of the First Amendment to this Credit Agreement, dated as of June 6, 2005, among the Borrower, the Parent, the Lenders and the Administrative Agent, have been satisfied."

                     "HOLDCO FLOATING RATE NOTE DOCUMENTS. Each of the documents, instruments and other agreements entered into or delivered by the Parent (including, without limitation, the HoldCo Floating Rate Notes and the HoldCo Floating Rate Note Indenture) relating to the issuance by the Parent of the HoldCo Floating Rate Notes, each in form and substance reasonably satisfactory to the Administrative Agent, as the same may be supplemented, amended or modified from time to time."

                     "HOLDCO FLOATING RATE NOTE INDENTURE. The Indenture between the Parent and a corporate trustee with respect to the HoldCo Floating Rate Notes, in form and substance reasonably satisfactory to the Administrative Agent, as the same may be supplemented, amended or modified from time to time, so long as any amendment or modification shall not make a provision thereof more restrictive than the terms and conditions of this Credit Agreement."

                     "HOLDCO FLOATING RATE NOTES. The Senior Unsecured Floating Rate Notes due 2012 issued by the Parent under the HoldCo Floating Rate
         Note Indenture and any refinancing thereof, the proceeds of which shall be used by the Parent

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                                      -4-


         (a) to repurchase its Capital Stock or to invest in the equity of the Borrower and (b) to pay related fees and expenses in connection with such transactions."

                     "TV ASSETS. Television assets or businesses including, without limitation, the television Stations and assets associated therewith listed on SCHEDULE 8.3(B) of the Credit Agreement and the television licenses listed on SCHEDULE 8.21 of the Credit Agreement."

                     "TV ASSET SALE. Any one or series of transactions pursuant to which the Borrower or any Subsidiary conveys, sells, leases, licenses or otherwise disposes of, directly or indirectly, TV Assets."

                     "2005 ECC STOCK TENDER OFFER. The Parent's purchase, prior to October 31, 2006, of shares of its Capital Stock in an aggregate purchase amount not to exceed $400,000,000."

         SECTION 2.  AMENDMENT TO SECTION 4.2 OF THE CREDIT AGREEMENT. Section
4.2 of the Credit Agreement is hereby amended by inserting the parenthetical "(a)" immediately after the title thereto and inserting the following new CLAUSE
(B) immediately at the end of ss.4.2:

                     "(b) Notwithstanding any provision of ss.4.2(a) to the contrary, if the Borrower or any Subsidiary receives Net Cash Sale Proceeds from any TV Asset Sale, subject to the last sentence of this ss.4.2(b), : (i) FIRST, the Borrower shall pay to the Administrative Agent, for the respective accounts of the Lenders as provided in ss.4.5 that portion of such Net Cash Sale Proceeds as necessary to enable the Borrower to demonstrate compliance on a Pro Forma Basis with the financial covenants set forth in ss.11 hereof, such amount to be applied to prepay the Loans in the manner set forth in ss.4.5, (ii) SECOND, the Borrower may apply any remainder Net Cash Sale Proceeds from such TV Asset Sale in excess of the Net Cash Sale Proceeds required to be applied pursuant to clause (i) above to prepay or redeem the Refinancing Notes or the HoldCo Floating Rate Notes; PROVIDED that if as of the last day of the fiscal quarter ended immediately prior to the date of such TV Asset Sale, the Total Leverage Ratio (calculated on a Pro Forma Basis after giving effect to such TV Asset Sale) is greater than 6.00:1.00, the Borrower shall offer to repurchase the Refinancing Notes as and if required pursuant to ss.4.10(d) of Refinancing Note Indenture, and (iii) THIRD, the Borrower may apply any remainder Net Cash Sale Proceeds from such TV Asset Sale in excess of the Net Cash Sale Proceeds applied pursuant to clauses (i) and (ii) above to prepay or redeem the HoldCo Floating Rate Notes (including any amounts applied to the offer described in clause (ii) above and not accepted by the holders of the Refinancing Notes). The provisions of ss.4.2(a) relating to the Borrower's reinvestment rights in connection with an Asset Sale or Asset Swap shall apply MUTATIS MUTANDIS with respect to the receipt of Net Cash Sale Proceeds from a TV Asset Sale so that the Borrower may have the same reinvestment rights, subject to the same limitations, with respect to a TV Asset Sale as it would be entitled to with respect to any other Asset Sale or Asset Swap."

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                                      -5-


         SECTION 3.  AMENDMENT TO SECTION 4.4 OF THE CREDIT AGREEMENT. Section
4.4 of the Credit Agreement is hereby amended by deleting such section in its entirety and restating it as follows:

                     "4.4 PROCEEDS OF SUBORDINATED DEBT ISSUANCES. If the Borrower or any Subsidiary receives net cash proceeds from any issuance of Subordinated Debt or if the Parent receives net cash proceeds from any issuance of Indebtedness as set forth in ss.10.13 (other than Indebtedness evidenced by the HoldCo Floating Rate Notes and any refinancing thereof and Subordinated Debt issued to refinance (i) the Subordinated Notes outstanding on the date hereof, (ii) all or any portion of the Senior Discount Notes outstanding on the date hereof and
         (iii) all or any portion of the Refinancing Notes outstanding on or after the date hereof) and the Senior Leverage Ratio as of the end of the fiscal quarter ended immediately prior to the date of such Subordinated Debt or Indebtedness issuance is greater than 5.00:1.00, the Borrower shall pay to the Administrative Agent for the respective accounts of the Lenders an amount equal to the lesser of (a) one hundred percent (100%) of such net cash proceeds, or (b) that amount necessary to reduce the Senior Leverage Ratio to 5.00:1.00 after giving effect to such prepayment, in each case such amount to be applied to prepay the Loans in the manner set forth in ss.4.5."

         SECTION 4.  AMENDMENT TO SECTION 8.24 OF THE CREDIT AGREEMENT. Section
8.24 of the Credit Agreement is hereby amended by deleting such section in its entirety and restating it as follows:

                     "8.24 EXCLUDED SUBSIDIARIES. The entities set forth in clause (b) of the definition of "Excluded Subsidiaries" do not own or operate any Station, broadcasting business or publishing business within the United States and either own no assets or own only stock of Persons whose primary businesses are owning or operating broadcasting businesses outside the United States. The entity set forth in clause
         (d) of the definition of "Excluded Subsidiaries" is a fifty-one percent (51%) owned limited liability company. The primary business of Country Sampler Stores LLC is the retail sale of products like those advertised in "Country Sampler Magazine". The Austin Partnership is a Texas limited partnership, 49.69443% of which is owned by the Borrower. RAM is a Texas limited liability company, 50.1% of which is owned by the Borrower. In the event any Excluded Subsidiary after the date hereof holds or acquires TV Assets, such transfer of TV Assets shall have been made in accordance with ss.10.3(k) and with respect to any subsequent transfers of such TV Assets, either the TV Assets or the Net Cash Sale Proceeds thereof shall have been transferred to the Borrower, its Subsidiaries or the Parent."

         SECTION 5.  AMENDMENT TO SECTION 9.14 OF THE CREDIT AGREEMENT. Section
9.14 of the Credit Agreement is hereby amended by deleting such section in its entirety and restating it as follows:

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                                      -6-


                     "9.14. INTEREST RATE PROTECTION. From time to time after February 27, 2007, so long as the Total Leverage Ratio as of the end of the fiscal quarter most recently ended is greater than or equal to 6.00:1.00, the Borrower shall purchase or enter into interest caps or swaps or other additional interest rate protection agreements as shall be necessary to cap or fix the interest cost to the Borrower with respect to not less than thirty percent (30%) of Consolidated Total Funded Debt outstanding from time to time during any such period thereafter, in each case at rates and on terms and conditions reasonably satisfactory to the Administrative Agent."

         SECTION 6.  AMENDMENT TO SECTION 10.3 OF THE CREDIT AGREEMENT. Section
10.3 of the Credit Agreement is hereby amended by adding the following new CLAUSE (K) immediately after CLAUSE (J) thereof:

                     "(k) Investments in an Excluded Subsidiary in the form of a contribution or transfer to such Excluded Subsidiary of TV Assets with a fair market value in an aggregate amount not to exceed $300,000,000 as determined at the time of contribution which TV Assets shall be, at the time of such contribution or transfer, subject to a binding contract for sale to a Person (other than the Parent or its Subsidiaries or any Excluded Subsidiary), PROVIDED that (i) such sale shall meet the requirements of ss.10.5.2(v)(2), (v)(3) and (v)(5) as if such sale were a TV Asset Sale, (ii) no Default or Event of Default has occurred and is continuing at the time such Investment is made or would result therefrom, (iii) no default or event of default has occurred and is continuing or would result therefrom under the Refinancing Note Documents, (iv) in the event such sale is consummated, the Net Cash Sale Proceeds thereof are transferred to the Borrower or its Subsidiaries and applied in accordance with ss.4.2(b) as Net Cash Sale Proceeds from any TV Asset Sale as if such sale were a TV Asset Sale, and, in the event such sale is not consummated, such TV Assets shall be contributed or transferred to the Borrower or any of its Subsidiaries or such Excluded Subsidiary shall be designated a Subsidiary and shall have complied with ss.9.15;".

         SECTION 7.  AMENDMENTS TO SECTION 10.4 OF THE CREDIT AGREEMENT.

         (a) Section 10.4 of the Credit Agreement is hereby amended by restating CLAUSE (F) thereof in its entirety as follows:

                     "(f) so long as no Default or Event of Default has occurred and is continuing or would result from such payments and the Borrower delivers to the Administrative Agent a duly executed certificate substantially in the form of EXHIBIT F hereto, the Borrower may make
         (i) cash Distributions to the Parent to enable it to pay scheduled payments of interest on the Senior Discount Notes, PROVIDED that under no circumstances shall the Borrower make any such Distributions prior to September 15, 2006, (ii) Distributions to the Parent to enable it to pay scheduled dividends on its preferred stock; PROVIDED that in the case of preferred stock issued after the date hereof, contemporaneously with the issuance of such preferred stock (other than preferred stock issued to refinance, replace or redeem outstanding preferred stock), the Borrower received the Net Cash Equity Issuance Proceeds from such Equity Issuance, (iii) Distributions to the Parent to satisfy the Parent's obligations to make payments of the type permitted under clause (e) above, and (iv) cash Distributions to the Parent to enable it to repurchase its Capital Stock; PROVIDED that, in the case of this clause (iv), the Total Leverage Ratio as of the last day of the fiscal quarter most recently ended prior to the proposed date of such repurchase (calculated on a PRO FORMA basis after giving effect to such repurchase) with respect to any repurchase other than the 2005 ECC Stock Tender Offer occurring after the Funding Date, does not exceed the lesser of (A) 6.00:1.00 and
         (B) 0.50 lower than the then required Total Leverage Ratio, (v) cash Distributions to the Parent to enable it to pay scheduled payments of interest on the HoldCo Floating Rate Notes so long as at the time of such Distribution and after giving effect thereto, the Borrower shall be in compliance with the terms of the Refinancing Note Documents, (vi) cash Distributions to the Parent derived from the Net Cash Sale Proceeds of a TV Asset Sale, after the Borrower's application thereof pursuant to ss.4.2(b)(i), to enable the Parent to repay or redeem all or a portion of the then outstanding aggregate principal amount of the HoldCo Floating Rate Notes in accordance with ss.4.2(b) so long as at the time of such Distribution and after giving effect thereto, the Borrower shall be in compliance with the terms of the Refinancing Note Documents, (vii) cash Distributions to the Parent in an amount equal to the proceeds of dividends received by Borrower or any Subsidiary from an Excluded Subsidiary derived from a sale of TV Assets by such Excluded Subsidiary, after the Borrower's application thereof pursuant to ss.4.2(b)(i), to enable the Parent to repay or redeem all or any portion of the outstanding aggregate principal amount of the HoldCo Floating Rate Notes, and (viii) cash Distributions to the Parent in an amount equal to any capital contributions made by the Parent with proceeds of HoldCo Floating Rate Notes and used by the Borrower to prepay Revolving Credit Loans so long as the aggregate amount of all such Distributions shall not exceed the aggregate amount of such capital contributions."

         (b) Section 10.4 of the Credit Agreement is hereby further amended by deleting the word "and" at the end of CLAUSE (G) thereof, replacing the period at the end of CLAUSE (H) thereof with a semicolon and the word "and", and adding the following new clause (i) immediately after CLAUSE (H) thereof:

                     "the Borrowers may repay the Refinancing Notes as permitted pursuant to ss.4.2(b)(ii) hereof."

         SECTION 8.  AMENDMENT TO SECTION 10.13 OF THE CREDIT AGREEMENT. Section
10.13 of the Credit Agreement is hereby amended by deleting CLAUSES (C) and (D) thereof in their entirety and restating such CLAUSES (C) and (D) as follows:

                     "(c) incur Indebtedness in respect of the Obligations and Indebtedness evidenced by the Senior Discount Notes and the HoldCo Floating Rate Notes, (d) incur Indebtedness (other than the HoldCo Floating Rate Notes) on or after the Funding Date, PROVIDED that (i) the material terms of such Indebtedness shall be

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                                      -8-


         substantially similar or less restrictive than the terms of the Senior Discount Notes and the maturity date of such new Indebtedness shall be at least six (6) months after the later of (x) the Tranche B Maturity Date and (y) the maturity date of any new Tranches established prior to the issuance of such new Indebtedness pursuant to ss.15.1, in each case as reasonably determined by the Administrative Agent (it being understood that such new Indebtedness shall not be deemed more restrictive than the Senior Discount Notes solely because it might bear interest at a higher rate than the rate applicable to the Senior Discount Notes), and (ii) contemporaneously with the receipt by the Parent of cash proceeds from the issuance of any such new Indebtedness, the Parent shall either (I) apply the net cash proceeds received by the Parent from such issuance (net of costs and expenses incurred in connection with such issuance and net of any amounts applied to refinance the Senior Discount Notes or the HoldCo Floating Rate Notes) in accordance with ss.4.4, or (II) make an equity contribution to the Borrower in an amount equal to such net cash proceeds, the amount of such equity contribution to be applied by the Borrower in accordance with ss.4.3,".

         SECTION 9.  AMENDMENTS TO SECTION 11 OF THE CREDIT AGREEMENT.

         (a) Section 11.1 of the Credit Agreement is hereby amended by restating the table therein in its entirety as follows:

         -----------------------------------------------------------------------
               PERIOD (inclusive of dates)                   RATIO
         -----------------------------------------------------------------------
                 Funding Date - 11/29/04                   7.50:1.00
         -----------------------------------------------------------------------
                    11/30/04 - 8/30/06                     7.25:1.00
         -----------------------------------------------------------------------
                    8/31/06 - 2/27/07                      7.00:1.00
         -----------------------------------------------------------------------
                    2/28/07 - 2/28/08                      6.50:1.00
         -----------------------------------------------------------------------
                    2/29/08 - 2/27/09                      6.25:1.00
         -----------------------------------------------------------------------
                    2/28/09 - 2/27/10                      6.00:1.00
         -----------------------------------------------------------------------
                        Thereafter                         5.75:1.00
         -----------------------------------------------------------------------

         (b) Section 11.2 of the Credit Agreement is hereby amended by restating the table therein in its entirety as follows:

         -----------------------------------------------------------------------
               PERIOD (inclusive of dates)                   RATIO
         -----------------------------------------------------------------------
                 Funding Date - 11/29/04                   5.50:1.00
         -----------------------------------------------------------------------
                    11/30/04 - 8/30/06                     5.25:1.00
         -----------------------------------------------------------------------
                    8/31/06 - 2/27/07                      5.00:1.00
         -----------------------------------------------------------------------
                    2/28/07 - 2/28/08                      4.50:1.00
         -----------------------------------------------------------------------
                    2/29/08 - 2/27/09                      4.25:1.00
         -----------------------------------------------------------------------
                    2/28/09 - 2/27/10                      4.00:1.00
         -----------------------------------------------------------------------
                        Thereafter                         3.75:1.00
         -----------------------------------------------------------------------

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                                      -9-


         (c) Section 11.3 of the Credit Agreement is hereby amended by restating the table therein in its entirety and adding the text after such table as follows:

         -----------------------------------------------------------------------
               PERIOD (inclusive of dates)                   RATIO
         -----------------------------------------------------------------------
                 Funding Date - 2/27/05                    2.25:1.00
         -----------------------------------------------------------------------
                   2/28/05 - 11/29/06                      1.55:1.00
         -----------------------------------------------------------------------
                   11/30/06 - 2/27/09                      1.65:1.00
         -----------------------------------------------------------------------
                       Thereafter                          1.75:1.00
         -----------------------------------------------------------------------

         "Notwithstanding the foregoing table, the Interest Coverage Ratio levels as in effect prior to the First Amendment Effective Date will remain in effect for any Reference Period ending prior to the First Amendment Effective Date."

         (d) Section 11.4 of the Credit Agreement is hereby amended by restating the table therein in its entirety and adding the text after such table as follows:

         -----------------------------------------------------------------------
               PERIOD (inclusive of dates)                   RATIO
         -----------------------------------------------------------------------
                 Funding Date - 2/27/05                    1.25:1.00
         -----------------------------------------------------------------------
                   2/28/05 - 11/29/06                      1.15:1.00
         -----------------------------------------------------------------------
                   11/30/06 - 2/27/09                      1.25:1.00
         -----------------------------------------------------------------------
                       Thereafter                          1.35:1.00
         -----------------------------------------------------------------------

         "Notwithstanding the foregoing table, the Fixed Charge Coverage Ratio levels as in effect prior to the First Amendment Effective Date will remain in effect for any Reference Period ending prior to the First Amendment Effective Date."

         SECTION 10. [RESERVED.]

         SECTION 11. AMENDMENTS TO SECTION 14.1 OF THE CREDIT AGREEMENT.

         (a) Section 14.1 of the Credit Agreement is hereby amended by deleting CLAUSE (R) in its entirety and restating it as follows:

                     "(r) at any time, (i) any of the Subsidiaries or Excluded Subsidiaries shall provide a guaranty of the Parent's obligations under the Senior Discount Notes or the HoldCo Floating Rate Notes, or (ii) any of the Subsidiaries shall provide a guaranty of the Borrower's obligations under the Subordinated Notes or the Refinancing Notes, as applicable, or any other Subordinated Debt if such Subsidiary is not at such time guarantying the Obligations pursuant to the Guaranty or if such guaranty of the Borrower's obligations under the Subordinated Notes, the Refinancing Notes or such other Subordinated Debt, as applicable, is not subordinated to such Subsidiary's Obligations under the Guaranty;".

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                                      -10-


         (b) Section 14.1 of the Credit Agreement is hereby further amended by deleting CLAUSE (W) in its entirety and restating it as follows:

                     "(w) any "DEFAULT" or "EVENT OF DEFAULT" under the Senior Discount Notes or any default or event of default shall have occurred under any agreement, document or instrument governing Indebtedness of the Parent in excess of $5,000,000 for money borrowed or for bonds, debentures, notes or similar instruments."

         (c) Section 14.1 of the Credit Agreement is hereby further amended by adding the following new CLAUSE (Z) immediately after CLAUSE (Y) thereof:

                     "(z) the conveyance, sale, lease, license or other disposition, directly or indirectly of any TV Asset by an Excluded Subsidiary to a Person (other than the Parent or its Subsidiaries or an Excluded Subsidiary) if the Net Cash Sale Proceeds of which are not transferred to the Borrower or its Subsidiaries and applied in accordance with ss.4.2(b) as Net Cash Sale Proceeds from any TV Asset Sale as if such sale were a TV Asset Sale;".

         SECTION 12. AMENDMENT TO SECTION 15.1 OF THE CREDIT AGREEMENT. Section
15.1 of the Credit Agreement is hereby amended by deleting CLAUSE 6(C) thereof in its entirety and restating it as follows:

                     "(C) any Revolving Credit Loans made hereunder shall constitute permitted indebtedness under each of the Subordinated Note Indenture, the Senior Discount Note Indenture, the Refinancing Note Indenture and the HoldCo Floating Rate Note Indenture, as applicable, without requiring the Borrower or the Parent, as applicable, to demonstrate compliance with any leverage ratio incurrence covenants contained in the Subordinated Note Indenture, the Senior Discount Note Indenture, the Refinancing Note Indenture and the HoldCo Floating Rate
         Note Indenture, as applicable."

         SECTION 13. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective upon the satisfaction of each of the following conditions precedent:

         (a) the Administrative Agent shall have received a counterpart signature page to this Amendment duly executed and delivered by the Borrower, the Parent, and the Required Lenders;

         (b) the Borrower shall have paid to the Administrative Agent, for the PRO RATA account of each of the Lenders which shall have returned to the Administrative Agent an executed signature page to this Amendment on or prior to May 26, 2005, an amendment fee in an amount equal to fifteen hundredths of one percent (0.15%) of the aggregate amount of such Lenders' Commitment;

         (c) the Administrative Agent shall have received evidence reasonably satisfactory to the Administrative Agent that all corporate action necessary for the valid execution, delivery and performance by the Borrower and the Parent, as applicable, of (i) this Amendment and the transactions contemplated hereby and
(ii) the HoldCo Floating Rate Note Documents and the transactions contemplated thereby, shall have been duly and effectively taken;

         (d) the Administrative Agent shall have received a copy, certified by a duly authorized officer of the Parent to be true and complete on the date hereof, of the HoldCo Floating Rate Note Indenture and all documents executed and delivered by the Parent in connection therewith;

         (e) the Administrative Agent shall have received copies of all legal opinions executed and delivered by counsel to the Parent in connection with the issuance of the HoldCo Floating Rate Notes, which opinions shall provide that the Agents and the Lenders may rely on each such legal opinion, other than opinions relating to Section 10(b)(5) of the Securities Act of 1934 (or if such legal opinions do not contain such a provision, the Administrative Agent shall also receive a reliance letter addressed to the Agents and the Lenders in form and substance reasonably satisfactory to the Administrative Agent with respect to each such legal opinion); and

         (f) contemporaneously upon the earlier of (i) the issuance of the HoldCo Floating Rate Notes, or (ii) the effectiveness of the first purchase of Capital Stock under the 2005 ECC Stock Tender Offer.

         SECTION 14. AFFIRMATION OF BORROWER AND PARENT. The Borrower and the Parent each hereby affirm its Obligations under the Credit Agreement and under each of the other Loan Documents to which each is a party and each hereby affirms its absolute and unconditional promise to pay to the Lenders the Loans and all other amounts due under the Credit Agreement (as amended hereby) and the other Loan Documents.

         SECTION 15 REPRESENTATIONS AND WARRANTIES. The Borrower and the Parent each hereby represent and warrant to the Lenders and the Administrative Agent as follows:

         (a) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties contained in ss.8 of the Credit Agreement were true and correct in all material respects when made, and, after giving effect to this Amendment, are true and correct in all material respects on and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by the Credit Agreement and the other Loan Documents, changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse and to the extent that such representations and warranties relate specifically to a prior date.

         (b) ENFORCEABILITY. The execution and delivery by the Borrower and the Parent of this Amendment, and the performance by the Borrower and the Parent of this Amendment and the Credit Agreement, as amended hereby, are within the corporate authority of each of the Borrower and the Parent and have been duly authorized by all necessary corporate proceedings. This Amendment and the Credit Agreement, as amended hereby, constitute valid and legally binding obligations of each of the

Borrower and the Parent, enforceable against it in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights in general.

         (c) NO DEFAULT. No Default or Event of Default has occurred and is continuing, and after giving effect to this Amendment, no Default or Event of Default will result from the execution, delivery and performance by the Borrower and the Parent of this Amendment or from the consummation of the transactions contemplated herein.

         SECTION 16. NO OTHER AMENDMENTS, ETC. Except as expressly provided in this Amendment, (a) all of the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged, and (b) all of the terms and conditions of the Credit Agreement, as amended hereby, and of the other Loan Documents are hereby ratified and confirmed and remain in full force and effect. Nothing herein shall be construed to be an amendment, consent or a waiver of any requirements of the Borrower or the Parent or of any other Person under the Credit Agreement or any of the other Loan Documents except as expressly set forth herein. Nothing in this Amendment shall be construed to imply any willingness on the part of the Administrative Agent or the Lenders to grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

         SECTION 17. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

         SECTION 18. MISCELLANEOUS. This Amendment shall for all purposes be construed in accordance with and governed by the laws of the State of New York. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. The Borrower agrees to pay to the Administrative Agent, on demand by the Administrative Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment, including reasonable legal fees.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as a sealed instrument as of the date first set forth above.

                                           EMMIS OPERATING COMPANY,
                                           as Borrower



                                           By:  /s/ J. Scott Enright
                                                -------------------------------
                                                Name:  J. Scott Enright
                                                Title: Vice President

                                           EMMIS COMMUNICATIONS
                                           CORPORATION, as Parent



                                           By:  /s/ J. Scott Enright
                                                -------------------------------
                                                Name:  J. Scott Enright
                                                Title: Vice President

         Each of the undersigned Subsidiaries hereby (a) acknowledges the foregoing Amendment and (b) ratifies and confirms all of its obligations under the Guaranty and under each of the other Loan Documents to which it is a party.

                                           EMMIS RADIO LICENSE, LLC
                                           EMMIS RADIO, LLC
                                           EMMIS TELEVISION LICENSE, LLC
                                           EMMIS INTERNATIONAL BROADCASTING
                                                CORPORATION
                                           EMMIS RADIO LICENSE CORPORATION
                                                OF NEW YORK
                                           EMMIS TELEVISION LICENSE
                                                CORPORATION OF WICHITA
                                           EMMIS TELEVISION LICENSE
                                                CORPORATION OF TOPEKA
                                           EMMIS MEADOWLANDS CORPORATION
                                           EMMIS PUBLISHING CORPORATION
                                           LOS ANGELES MAGAZINE HOLDING
                                                COMPANY, INC.
                                           MEDIATEX COMMUNICATIONS
                                                CORPORATION
                                           SJL OF KANSAS CORP.
                                           TOPEKA TELEVISION CORPORATION



                                           By:  /s/ J. Scott Enright
                                                -------------------------------
                                                Name:  J. Scott Enright
                                                Title: Vice President


                                           EMMIS INDIANA BROADCASTING, L.P.
                                           EMMIS TELEVISION BROADCASTING, L.P.
                                           EMMIS PUBLISHING, L.P.
                                           By:      Emmis Operating Company,
                                                    its General Partner



                                           By:  /s/ J. Scott Enright
                                                -------------------------------
                                                Name:  J. Scott Enright
                                                Title: Vice President

                                           EMMIS RADIO CORPORATION
                                                  (f/k/a Emmis Broadcasting
                                                  Corporation of New York)



                                           By:  /s/ J. Scott Enright
                                                -------------------------------
                                                Name: J. Scott Enright
                                                Title: Vice President


                                           EMMIS SOUTH AMERICA BROADCASTING
                                                  CORPORATION
                                           EMMIS LATIN AMERICA BROADCASTING
                                                  CORPORATION



                                           By:  /s/ J. Scott Enright
                                                -------------------------------
                                                Name:  J. Scott Enright
                                                Title: Vice President


                                           EMMIS LICENSE CORPORATION
                                           EMMIS RADIO LICENSE CORPORATION
                                                (f/k/a Emmis FM License
                                                Corporation of St. Louis)
                                           EMMIS LICENSE CORPORATION OF NEW YORK
                                           EMMIS TELEVISION LICENSE CORPORATION
                                                (f/k/a Emmis Television
                                                License Corporation of Honolulu)



                                           By:  /s/ J. Scott Enright
                                                -------------------------------
                                                Name:  J. Scott Enright
                                                Title: Vice President

                                           BANK OF AMERICA N.A.



                                           By:  /s/ Kip Davis
                                                -------------------------------
                                                Name:  Kip Davis
                                                Title: Sr. Vice President


                                           GOLDMAN SACHS CREDIT
                                           PARTNERS, L.P.



                                           By:  /s/ Bruce Mendelsohn
                                                -------------------------------
                                                Name:  Bruce Mendelsohn
                                                Title: Authorized Signatory


                                           WACHOVIA BANK, N.A.



                                           By:  /s/ Russ Lyons
                                                -------------------------------
                                                Name:  Russ Lyons
                                                Title: Director


                                           DEUTSCHE BANK TRUST COMPANY AMERICAS



                                           By:  /s/ Susan L. LeFevre
                                                -------------------------------
                                                Name:  Susan L. LeFevre
                                                Title: Director



                                           By:  /s/ Carin Keegan
                                                -------------------------------
                                                Name:  Carin Keegan
                                                Title: Vice President

                                           CREDIT SUISSE, CAYMAN ISLANDS
                                           BRANCH, (FORMERLY KNOWN AS
                                           CREDIT SUISSE FIRST BOSTON,
                                           ACTING THROUGH ITS CAYMAN
                                           ISLANDS BRANCH)



                                           By:  /s/ Jay Chall
                                                -------------------------------
                                                Name:  Jay Chall
                                                Title: Director



                                           By:  /s/ Doreen Barr
                                                -------------------------------
                                                Name:  Doreen Barr
                                                Title: Associate